© 2012 Broadridge Financial Solutions, Inc.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.
November 6, 2012
Earnings Webcast & Conference Call
First Quarter 2013
Exhibit 99.2

Forward-Looking Statements
This press release and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-
looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Statements that are not historical in nature, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be”
and other words of similar meaning, are forward-looking statements. In particular, information appearing in the “Fiscal Year 2013
Financial Guidance” section are forward-looking statements.  These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the
fiscal year ended June 30, 2012 (the “2012 Annual Report”), as they may be updated in any future reports filed with the Securities and
Exchange Commission.  All forward-looking statements speak only as of the date of this press release and are expressly qualified in their entirety by reference to the factors discussed in the 2012 Annual Report.  These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms;
changes in laws and regulations affecting the investor communication services provided by Broadridge; declines in participation and activity in the securities markets; overall market and economic conditions and their impact on the securities markets; any material breach of Broadridge security affecting its clients’ customer information; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; any significant slowdown or failure of Broadridge’s systems or error in the performance of
Broadridge’s services; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.
Non-GAAP Financial Measures
In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”) and should be viewed in addition to, and not as a substitute for, the Company’s reported results.  Net earnings, diluted earnings per share and pre-tax earnings margins excluding Acquisition Amortization and Other Costs and Penson Charges, net are Non-GAAP measures.  These measures are adjusted to exclude costs incurred by the Company in connection with amortization and other charges associated with the
Company’s acquisitions, and the termination of the Penson outsourcing services agreement, as Broadridge believes this information helps investors understand the effect of these items on reported results and provides a better representation of our actual performance.  Free cash flow is a Non-GAAP measure and is defined as cash flow from operating activities, less capital expenditures and purchases of intangibles.  Management believes this Non-GAAP measure provides investors with a more complete understanding of
Broadridge’s underlying operational results.  These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods.
Accompanying this release is a reconciliation of Non-GAAP measures to the comparable GAAP measures.
Use of Material Contained Herein
The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation.  If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility.  Broadridge assumes no duty to update or revise the information contained in this presentation.  You may reproduce information contained in this presentation provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as Broadridge Financial Solutions, Inc., which owns the copyright.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.

Today’s Agenda
Opening Remarks and Other Rich Daly, CEO
Key Topics
First Quarter 2013 Dan Sheldon, CFO
Highlights and Segment Results
Summary Rich Daly, CEO
Q&A Rich Daly, CEO
Dan Sheldon, CFO
Closing Remarks Rich Daly, CEO

3 Opening Remarks Key Topics: Financial Highlights Closed Sales Performance Key Activities Update

Financial Highlights
Recurring revenues for the quarter were up 3%
Total revenue was up 4%
Higher than anticipated event-driven and related distribution revenues were partially offset by lower than anticipated trade volumes
Non-GAAP diluted earnings per share (EPS) of $0.18 were flat
GAAP diluted EPS of $0.14 were slightly higher
•
Primarily due to increased revenues and cost containment
Opportunistically repurchased ~3.2M shares for $76M at an average cost of $23.61 per share
~7M shares available for repurchase under share repurchase plans as of end of 1st quarter
Reaffirming fiscal year 2013 guidance
4-7% recurring revenue growth
$1.60-1.70 GAAP diluted EPS
$1.76-1.86 Non-GAAP diluted EPS
•
Excludes Acquisition Amortization and Other Costs and Penson Charges, net, $0.04
per share for Q1 and projected $0.16 per share for FY13

Closed Sales Performance
Recurring revenue closed sales for the quarter were down ~30%
No large transactions >$5M, one $7M ICS closed sale in prior year
Recurring revenue closed sales from transactions less than $5M were up ~8%
Pipeline remains strong/very good momentum
Due to product expansion, acquisitions, strong brand…
Hired new Chief Revenue Officer to further accelerate growth
Reaffirming fiscal year 2013 recurring revenue closed sales guidance of
$110-150M
•
ICS recurring revenue closed sales were $6M vs. $8M in prior year
•
SPS recurring revenue closed sales were $8M vs. $5M in prior year

Key Activities Update
Penson/Apex and COR Clearing
Substantially completed Apex conversion
Approximately 100 Apex correspondents expected to move to COR Clearing
Finalizing contract with COR Clearing to become Outsourcing client
Expect net revenue win. COR Clearing also expected to become an ICS client across multiple products
Penson Canada and Questrade
Penson Canada expected to wind down its operations
As a result, signed Penson Canada’s largest correspondent – Questrade – as a new client on our Outsourcing platform
Large percentage of Penson Canada clients are moving to Questrade or another clearing firm which is already on our technology platform
No material impact anticipated to FY13 guidance
Launched Broadridge Fluent
Enables financial services firms to distribute marketing, transactional and regulatory communications into their clients’ preferred channel
Significantly enhances customer engagement, insight and interactivity
>20 clients already using components of this service including Morgan Stanley Wealth
Management and UBS Financial Services
SM

Non-GAAP EPS Guidance
Reconciliation of EPS Guidance 1Q12 1Q13 FY12 FY13 Range
Actual Actual Actual Low High
Guidance Provided in August 2012 - Diluted EPS (Non-GAAP)
$0.15 $0.15 $1.55 $1.65 $1.75
Acquisition Amortization and Other Costs $0.03 0.03 $0.12 0.11 0.11
Current Guidance - Diluted EPS (Non-GAAP)
$0.18 $0.18 $1.67 $1.76 $1.86
Acquisition Amortization and Other Costs ($0.03) ($0.03) ($0.12) (0.11) (0.11)
Penson Charges, net $0.00 (0.01) ($0.42) (0.05) (0.05)
IBM Migration costs ($0.02) 0.00 ($0.12) 0.00 0.00
Restructuring charges $0.00 0.00 ($0.03) 0.00 0.00
Current Guidance - Diluted EPS (GAAP) $0.13 $0.14 $0.98 $1.60 $1.70

Segment Results & Forecast –
Investor Communication Solutions
FY13 guidance on revenue and margins remains intact
Q1 recurring fee revenue growth of 9% was driven by net new
business (closed sales less client losses) and internal growth
Recurring revenue closed sales range for FY13 remains $50-70M
Revenue/Growth
EBIT/Growth (Non-GAAP)
Margin/Growth (Non-GAAP)
Q1: $339M / 8% $27M / 224% 8.0% / 530 bps
FY13: $1,695 to 1,707M / 4% $291 to 299M / 20 to 23% 17.2 to 17.5% / 230 to 260 bps
Client revenue retention levels expected to be at 99% for FY13
Q1 event-driven fee revenues up $5M driven by Mutual Fund
Communications.  Mutual Fund Proxy was in line with
expectations.  Full year event-driven fee revenue expectation remains at ~$130M

Segment Results & Forecast –
Securities Processing Solutions
Revenue/Growth EBIT/Growth (Non-GAAP) Margin/Growth (Non-GAAP)
Q1: $154M / (3)% $9M / (66)% 6.1% / (1150) bps
FY13: $658 to 683M / 0 to +4% $79 to 102M / (13) to +12% 12 to 15% / (190) to +110 bps
Total revenue was lower in Q1:
Net new business and acquisitions contributed 5%
Internal Growth was negatively impacted by lower trade volumes and the
Penson/Apex agreements
Historically, trade volumes in Q1 are not indicative of the full year
High end of FY13 guidance range dependent on trade volumes returning
Margin decline was the result of revenue mix and anticipated increase in systems investments (i.e. TARP development)
IBM data center savings on track to provide estimated savings of $15M for
FY13.  However, impact offset by Penson/Apex agreements
Recurring revenue closed sales range for FY13 remains $60-80M

Summary
Solid start for fiscal year 2013
Recurring revenue closed sales pipeline continues to be strong
Event-driven slightly higher and equity trading volumes down
No surprises, difficult environment
Strong products and outsourcing momentum
Multiple paths to create value
Good strategic direction in both product and regulatory activities
Positioned to be less dependent on the return of market activity
Named “Best-in-Class” in CEB TowerGroup’s 2012 Outsourcing Vendor Rankings
Strong client revenue retention rate of 99%
Highly engaged associates aligned to service profit chain and shareholder value creation
Fiscal year 2013 guidance
4-7% recurring revenue growth
$1.60-1.70 GAAP diluted EPS
$1.76-1.86 Non-GAAP diluted EPS
•
Excludes Acquisition Amortization and Other Costs and Penson Charges, net, $0.04 per
share for Q1 and projected $0.16 per share for FY13

11 Q&A There are no slides during this portion of the presentation

12 Closing Comments There are no slides during this portion of the presentation

13 Appendix

Segment Results & Forecast –
Other & Foreign Exchange (FX)
Corporate
Expenses:
Q1 results as expected and in line with full year guidance
range
Interest Expense,
net:
FY13 reflects higher average debt balance and
refinancing of our credit facilities
Penson Charges, net:
Transition costs related to the termination of the Penson
agreement including shutdown costs
1Q13 Low High
Corporate Expenses $(7)M $(30)M $(37)M
Interest Expense, net $(3)M $(17)M $(21)M
FX - P&L - Revenue $2M $13M $13M
                  - EBIT $4M $14M $14M
                  - Transaction Activity $(1)M $(1)M $(1)M
Penson Charges, net $(1)M $(10)M $(10)M
IBM Migration costs $0M $0M $0M
    FY13 Range

Revenue Growth Drivers and EBIT Margin
Historical CAGR 1Q Forecast
(FY07-FY12)
FY13
FY13
2%
Total Revenue Growth
4% 3-4%
3%
Closed Sales (Recurring)
3% 4-5%
(2%)
Client Losses
(1%)
(1)%
1%
Net New Business
2% 3-4%
1%
Internal Growth
(a)
(1%)
0%
2%
Acquisitions
1% 0%
4%
Total Recurring
2% 3-4%
(1%)
Event-Driven
(b)
1%
0%
(1%)
Distribution
(c)
2%
0%
0%
FX/Other
(1%)
0%
EBIT Margin (Non-GAAP)
6.6% 14.9 - 15.7%
(a) Internal Growth includes SPS Equity & Fixed Income Trades, ICS Equity & Mutual Fund Stock Record Growth, Transaction Reporting and Time & Materials
(b) Event-Driven includes ICS Proxy Contest/Specials, Mutual Fund Proxy and Marketing Communications
(c) Distribution includes pass-through fees from Matrix

Revenue			Earnings	
FY12 Q1	FY13 Q1		FY12 Q1	FY13 Q1
$313	$339	ICS	$8	$27
12%	8%	◄ *Growth % / Margin %* ►	2.7%	8.0%
$158	$154	SPS	$28	$9
12%	-3%	◄ *Growth % / Margin %* ►	17.6%	6.1%
$471	$493	**Total Segments**	$36	$37
12%	5%	***Margin %***	7.7%	7.4%
$0	$0	Other [(a)]	($7)	($7)
$5	$2	FX [(b)]	$2	$3
$476	$496	**Total Broadridge (Non-GAAP)** [(a)]	$32	$33
13%	4%	◄ ***Growth % / Margin %*** ►	6.6%	6.6%
		Interest & Other	($2)	($3)
		Acquisition Amortization and Other Costs [(c)]	$6	$6
		Total EBT (Non-GAAP) [(d)]	$36	$35
		Margin %	7.5%	7.0%
		Income taxes [(a)]	($13)	($13)
		Tax Rate	36.3%	36.0%
		Total Net Earnings (Non-GAAP) [(d)]	$23	$22
		Margin %	4.8%	4.5%
		Acquisition Amortization and Other Costs [(c)]	($4)	($4)
		Penson charges, net [(e)]	$0	($1)
		IBM Migration costs	($2)	$0
		Restructuring charges	$0	$0
		Non-GAAP Items (Net of Taxes)	($6)	($4)
		Total Net Earnings (GAAP)	$17	$18
		Margin %	3.5%	3.7%
		Diluted Shares	126.7	127.1
		Diluted EPS (Non-GAAP) [(d)]	$0.18	$0.18
		Diluted EPS (GAAP)	$0.13	$0.14

(a) FY12 Q1 excludes IBM Migration costs of $3M (after tax $2M, or $0.02 EPS impact).
FY13 Q1 excludes Penson Charges, net of $1M (after tax $1M, or $0.01 EPS impact).

(b) Includes impacts of FX P&L and FX transaction activity.

(c) Represents amortization charges associated with intangible asset values as well as other deal costs associated with the Company's acquisitions.

(d) FY12 Q1 excludes Acquisition Amortization and Other Costs of $6M (after tax $4M or $0.03 EPS impact) and IBM Migration costs of $3M (after tax $2M, or $0.02 EPS impact).
FY13 Q1 excludes Acquisition Amortization and Other Costs of $6M (after tax $4M or $0.03 EPS impact) and Penson Charges, net of $1M (after tax $1M, or $0.01 EPS impact).

(e) FY13 Q1 represents transition costs related to termination of the Penson agreement including shutdown costs.

Broadridge

16 Broadridge FY13 Q1 from Continuing Operations

Revenue				Earnings		
FY12 Actual	FY13 Range Low	FY13 Range High	($ in millions)	FY12 Actual	FY13 Range Low	FY13 Range High
$1,634	$1,695	$1,707	ICS	$243	$291	$299
5%	4%	4%	◄ Growth % / Margin % ►	14.9%	17.2%	17.5%
$655	$658	$683	SPS	$91	$79	$102
10%	0%	4%	◄ Growth % / Margin % ►	13.9%	12.0%	15.0%
$2,290	$2,353	$2,390	**Total Segments**	$334	$370	$401
6%	3%	4%	***Margin %***	14.6%	15.7%	16.8%
$0	$0	$0	Other [a]	($28)	($30)	($37)
$13	$13	$13	FX [b]	$14	$13	$13
$2,304	$2,366	$2,403	**Total Broadridge (Non-GAAP)** [a]	$319	$353	$377
6%	3%	4%	***◄ Growth % / Margin % ►***	13.9%	14.9%	15.7%
			Interest & Other	($13)	($17)	($21)
			Acquisition Amortization and Other Costs [c]	$25	$22	$22
			Total EBT (Non-GAAP) [d]	$331	$358	$378
			Margin %	14.4%	15.1%	15.7%
			Income taxes [d]	($118)	($133)	($140)
			Tax Rate	35.6%	37.0%	37.0%
			Total Net Earnings (Non-GAAP) [d]	$213	$226	$238
			Margin %	9.3%	9.5%	9.9%
			Acquisition Amortization and Other Costs [c]	($15)	($14)	($14)
			Penson Charges, net [e]	($54)	($6)	($6)
			IBM Migration costs	($15)	$0	$0
			Restructuring charges	($4)	$0	$0
			Non-GAAP Items (Net of Taxes)	($88)	($20)	($20)
			Total Net Earnings (GAAP)	$125	$205	$218
			Margin %	5.4%	8.7%	9.1%
			Diluted Shares	128	128	128
			Diluted EPS (Non-GAAP) [d]	$1.67	$1.76	$1.86
			Diluted EPS (GAAP)	$0.98	$1.60	$1.70

Recurring Closed Sales		
	FY13 Range	
Segments	Low	High
ICS	$50	$70
SPS	$60	$80
Total	$110	$150

(a) FY12 excludes IBM Migration costs of $25M (after tax $15M, or $0.12 EPS impact), Penson Charges, net, of $74M (after tax $54M, or $0.42 EPS impact) and Restructuring charges of $7M (after tax $4M, or $0.03 EPS impact). FY13 excludes Penson Charges, net.

(b) Includes impacts of FX P&L and FX Transaction Activity.

(c) Represents amortization charges associated with intangible asset values as well as other deal costs associated with the Company's acquisitions.

(d) FY12 excludes Acquisition Amortization and Other Costs of $25M (after tax $15M or $0.12 EPS impact), IBM Migration costs of $25M (after tax $15M, or $0.12 EPS impact), Penson Charges, net, of $74M (after tax $54M, or $0.42 EPS impact) and Restructuring charges of $7M (after tax $4M, or $0.03 EPS impact). FY13 excludes Acquisition Amortization and Other Costs of $22M (after tax $14M or $0.11 EPS impact) and Penson Charges, net, of $10M (after tax $6M, or $0.05 EPS impact).

(e) FY12 represents Penson deferred client conversion and startup costs, other than temporary impairment charges, shutdown costs, cancellation of the note receivable, less the elimination of the obligation to pay or credit Penson fees. FY13 represents transition costs related to termination of the Penson agreement including shutdown costs.

Broadridge

17 Broadridge FY13 Guidance from Continuing Operations

Cash Flow –Q1 FY13 Results and FY13 Forecast
Three Months
Ended
September 2012 Low High
Free Cash Flow
(Non-GAAP)
:
Net earnings from continuing operations (GAAP) 18 $                            205 $                 218 $
Depreciation and amortization (includes other LT assets) 25                               95                       105
Stock-based compensation expense 5                                  31                       31
Other (1)                                (5)                        5
Subtotal 47                               326                     359
Working capital changes (49)                              (15)                      (15)
Long-term assets & liabilities changes (14)                              (60)                      (50)
Net cash flow (used in) provided by continuing operating activities (16)                              251                     294
Cash Flows From Investing Activities
Capital expenditures & software purchases (8)                                (55)                      (45)
Free cash flow (Non-GAAP)
(24) $                           196 $                 249 $
Cash Flows From Other Investing and Financing Activities
Acquisitions -                              -                      -
Stock repurchases net of options proceeds (66)                              (66)                      (66)
Proceeds from borrowing net of debt repayments -                              -                      -
Dividends paid (20)                              (86)                      (86)
Other 1                                  (5)                        5
Net change in cash and cash equivalents (109)                            39                       102
Cash and cash equivalents, at the beginning of year 321                             321                     321
Cash and cash equivalents, at the end of period 212 $                          360 $                 423 $
(a) Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases.
($ millions)
Unaudited
Free Cash Flow - Non-GAAP
FY13 Range
(a)

Recurring Closed Sales to Revenue Contribution
Recurring Closed Sales to Revenue
($ in millions)
Closed Sales Revenue Contribution
(a)
Backlog
(b)
Forecast Forecast Forecast
FY13 FY13 FY13
ICS $50-70 ~$50-60 ~$35-45
~Contribution to revenue growth ~3%
SPS $60-80 ~$40-50 ~$85-105
~Contribution to revenue growth 6-8%
Total Recurring Closed Sales
$110-150 ~$90-110 ~$120-150
~Contribution to revenue growth 4-5%
(a)
Revenue from current year and prior year Closed Sales.
(b)
Closed Sales that will convert to revenue in future years.

Revenues and Closed Sales FY07-FY13
($ in millions)
Forecast
Recurring Fee Revenues FY07 FY08 FY09 FY10 FY11 FY12 FY13
ICS 529 $         567 $         594 $         632 $         720 $         798 $         $862-874
Growth 3% 7% 5% 6% 14% 11% 8-10%
SPS 527 $         534 $         559 $         536 $         594 $         655 $         $658-683
Growth 11% 1% 5% -4% 11% 10% 0-4%
Total Recurring Fee Revenues 1,056 $     1,101 $     1,153 $     1,168 $     1,313 $     1,453 $     $1,520-1,557
Growth 7% 4% 5% 1% 12% 11% 4-7%
Event-Driven 203 $         200 $         180 $         257 $         135 $         132 $         ~$129
Growth 33% -1% -10% 43% -47% -2% -2%
Distribution 821 $         808 $         757 $         781 $         704 $         704 $         ~$704
Growth 12% -2% -6% 3% -10% 0% 0%
Other/FX (12) $          22 $           (17) $          4 $              14 $           14 $           ~$13
Total Revenues 2,068 $     2,131 $     2,072 $     2,209 $     2,167 $     2,304 $     $2,366-2,403
Growth 12% 3% -3% 7% -2% 6%
Recurring Closed Sales 63 $           82 $           95 $           119 $         113 $         120 $         $110-150
Growth -32% 30% 16% 25% -5% 6%
($ in millions)
Forecast
Event-Driven Fee Revenues
(a)
FY07 FY08 FY09 FY10 FY11 FY12 FY13
Mutual Fund Proxy 79 $           92 $           55 $           150 $         39 $           28 $           27 $
Mutual Fund Supplemental 51 $           49 $           58 $           48 $           44 $           47 $           46 $
Contest/ Specials/ Other Communications 73 $           59 $           67 $           59 $           52 $           57 $           56 $
Total Event-Driven Fee Revenues 203 $         200 $         180 $         257 $         135 $         132 $         129 $
Growth 33% -1% -10% 43% -47% -2%
Recurring Distribution Revenues
(b)
593 $         580 $         567 $         564 $         573 $         597 $         ~$597
Growth 6% -2% -2% -1% 2% 4%
ED Distribution Revenues
(b)
228 $         228 $         190 $         217 $         131 $         107 $         ~$107
Growth 35% 0% -17% 14% -39% -18%
Total Distribution Revenues 821 $         808 $         757 $         781 $         704 $         704 $         ~$704
Growth 12% -2% -6% 3% -10% 0%
(a) Includes reclassification of Pre-sale Fulfillment from event-driven revenues to recurring revenues.
(b) Includes reclassification of Pre-sale Fulfillment related distribution revenues and Matrix pass-through administrative services from event-driven revenues to recurring revenues.

Reconciliation of Non-GAAP to GAAP Measures
Reconciliation of EPS Guidance 1Q12 1Q13 FY12 FY13 Range
Actual Actual Actual Low High
Guidance Provided in August 2012 - Diluted EPS (Non-GAAP)
$0.15 $0.15 $1.55 $1.65 $1.75
Acquisition Amortization and Other Costs $0.03 0.03 $0.12 0.11 0.11
Current Guidance - Diluted EPS (Non-GAAP)
$0.18 $0.18 $1.67 $1.76 $1.86
Acquisition Amortization and Other Costs ($0.03) ($0.03) ($0.12) (0.11) (0.11)
Penson Charges, net $0.00 (0.01) ($0.42) (0.05) (0.05)
IBM Migration costs ($0.02) 0.00 ($0.12) 0.00 0.00
Restructuring charges $0.00 0.00 ($0.03) 0.00 0.00
Current Guidance - Diluted EPS (GAAP) $0.13 $0.14 $0.98 $1.60 $1.70
Reconciliation of EBT Guidance (a) 1Q12 1Q13 FY12
FY13 Range
($ in millions) Actual Actual Actual Low High
Guidance Provided in August 2012 - Total EBT (Non-GAAP) $29 $29 $306 $336 $356
Margin % 6.2% 5.9% 13.3% 14.2% 14.8%
Acquisition Amortization and Other Costs $6 $6 $25 $22 $22
Current Guidance - Total EBT (Non-GAAP) $36 $35 $331 $358 $378
Margin % 7.5% 7.0% 14.4% 15.1% 15.7%
Acquisition Amortization and Other Costs ($6) ($6) ($25) ($22) ($22)
Penson Charges, net $0 ($1) ($74) ($10) ($10)
IBM Migration costs ($3) $0 ($25) $0 $0
Restructuring charges $0 $0 ($7) $0 $0
Total EBT (GAAP) $26 $29 $201 $326 $346
Margin % 5.5% 5.8% 8.7% 13.8% 14.4%
(a) Amounts in this table may not sum to totals due to rounding.
Three Months
Ended
September 2012 Low High
Free Cash Flow (Non-GAAP):
Net earnings from continuing operations (GAAP) 18 $                           205 $                 218 $
Depreciation and amortization (includes other LT assets) 25 95 105
Stock-based compensation expense 5 31 31
Other (1) (5) 5
Subtotal 47 326 359
Working capital changes (49) (15) (15)
Long-term assets & liabilities changes (14) (60) (50)
Net cash flow (used in) provided by continuing operating activities (16) 251 294
Cash Flows From Investing Activities
Capital expenditures & software purchases (8) (55) (45)
Free cash flow ( Non-GAAP)
(24) $                          196 $                 249 $
(a) Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases.
Free Cash Flow -Non-GAAP
Unaudited
($ millions)
FY13 Range(a)

ICS Key Segment Revenue Stats
RC= Recurring
ED= Event-Driven
In millions
Fee Revenues
1Q12 1Q13 Type
Proxy
Equities 23.6 $        25.6 $        RC
Stock Record Position Growth 1% -4%
Pieces 20.4 20.3
Mutual Funds 5.2 $          6.5 $          ED
Pieces 6.4 8.2
Contests/Specials 3.3 $          3.0 $          ED
Pieces 3.7 2.7
Total Proxy 32.1 $        35.1 $
Total Pieces 30.5 31.2
Notice and Access Opt-in % 54% 48%
Suppression % 54% 56%
Interims
Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) 25.5 $        31.8 $        RC
Position Growth 9% 9%
Pieces 131.9 150.7
Mutual Funds (Supplemental Prospectuses) & Other 10.6 $        14.7 $        ED
Pieces 59.3 75.4
Total  Interims 36.1 $        46.5 $
Total Pieces 191.2 226.1
Transaction
Transaction Reporting/Customer Communications 37.4 $        40.6 $        RC
Reporting
Fulfillment
Fulfillment (a) 31.4 $        33.2 $        RC
Other
Other - Recurring (b) 25.5 $        25.8 $        RC
Communications
Other - Event-Driven (c) 8.3 $          8.1 $          ED
Total Other 33.8 $        33.9 $
Total Fee Revenues 170.8 $      189.3 $
Total Distribution Revenues (d) 142.2 $      150.2 $
Total Revenues as reported - GAAP 313.0 $      339.5 $       FY13 Ranges
Low High
Total RC Fees 143.4 $      157.0 $       862 $     874 $
% RC Growth 20% 9% 8% 10%
Total ED Fees 27.4 $        32.3 $        129 $     129 $
Low High
Sales
(FY'13 RCclosedsales range$50-70M, FY'12 RCclosesales $72M) 2% 3% 3% 3%
Losses -1% -1% -1% -1%
Net New Business 1% 2% 2% 2%
Internal growth 2% 2% 2% 2%
Recurring (Excluding Acquisitions) 3% 4% 4% 4%
Acquisitions 6% 0% 0% 0%
Total Recurring 9% 4% 4% 4%
Event-Driven 0% 2% 0% 0%
Distribution 3% 2% 0% 0%
TOTAL 12% 8% 4% 4%
(a) Consolidated Pre-sale and Post-sale Fulfillment and reclassified Pre-sale from event-driven to recurring revenues.
(b) Other Recurring Fee Revenue includes Matrix, New River, StockTrans, Access Data, Forefield and Tax Reporting.
(c) Other Event-Driven includes 1.6M pieces for 1Q12, 1.8M for 1Q13, primarily related to corporate actions.
(d) Total Distribution revenues primarily include pass-through revenues related to the physical mailing of Proxy and Interims, as well as Matrix administrative services.
Note: Certain prior period amounts have been reclassified to conform with current period presentation.
Key
Revenue
Drivers

SPS and Outsourcing Key Segment Revenue Stats
RC= Recurring
ED= Event-Driven
In millions
1Q12 1Q13 Type
Equity
Transaction-Based Equity Trades (a) 36.4 $      30.0 $      RC
Internal Trade Volume 1,013 821
Internal Trade Growth 20% -19%
Trade Volume (Average Trades per Day in '000) 1,020 828
Non-Transaction Other Equity Services 80.4 82.1 RC
Total Equity 116.8 $    112.1 $
Fixed Income
Transaction-Based Fixed Income Trades (a) 13.5 $      13.9 $      RC
Internal Trade Volume 292 293
Internal Trade Growth 11% 0%
Trade Volume (Average Trades per Day in '000 292 295
Non-Transaction Other Fixed Income Services 10.7 $      11.5 $      RC
Total Fixed Income 24.2 $      25.4 $
Outsourcing
Outsourcing 17.4 $      16.5 $      RC
# of Clients
12 16
Total Net Revenue as reported - GAAP 158.4 $    153.9 $    FY13 Ranges
Low High
Sales (FY13 RC closed sales range $60-$80M. FY12 RC closed sales $48M) 5% 3% 6% 8%
Losses -1% -1% -2% -2%
Key
Net New Business 4% 2% 4% 6%
Revenue
Transaction & Non-transaction 6% -5% -1% 1%
Drivers
Concessions -1% -3% -4% -4%
Internal growth 5% -8% -5% -3%
Acquisitions 3% 3% 1% 1%
TOTAL 12% -3% 0% 4%

Broadridge ICS Definitions
Proxy
Equities - Refers to the proxy services we provide in connection with annual stockholder meetings for publicly traded corporate issuers. Annual meetings of public companies include shares held in "street name" (meaning that they are held of record by brokers or banks, which in turn hold the shares on behalf of their clients, the ultimate beneficial owners) and shares held in "registered name" (shares registered directly in the names of their owners).
Mutual Funds - Refers to the proxy services we provide for funds, classes or trusts of an investment company. Open-ended mutual funds are not required to have annual meetings. As a result, mutual  fund proxy services provided to open-ended mutual  funds are driven by a "triggering event."  These triggering events can be a change in directors, fee structures, restrictions, or mergers of funds.
Contests - Refers to the proxy services we provide when a separate agenda is put forth by one or more stockholders that is in opposition to the proposals presented by management  of the company which is separately distributed and tabulated from the company’s proxy materials.
Specials - Refers to the proxy services we provide  in connection with stockholder meetings held outside of the normal annual meeting cycle and are  primarily driven by special events (e.g., mergers and acquisitions in which the company being acquired is a public company and needs to solicit the  approval of its stockholders).
Interims
Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) – Refers to the services we provide investment companies in connection with information they are required by regulation to distribute periodically to their investors. These reports contain pertinent information such as holdings, fund performance, and other required disclosure.
Mutual Funds (Supplemental Prospectuses) – Refers primarily to information required to be provided by mutual funds to supplement information previously provided in an annual mutual fund prospectus (e.g., change in portfolio managers, closing funds or class of shares to investors, or restating or clarifying items in the original prospectus). The events could occur at any time  throughout the year.
Other – Refers to communications provided by corporate issuers and investment companies to investors including news letters, notices, tax information, marketing  materials and other information not required to be distributed by regulation.
Transaction Reporting
Transaction  Reporting – Refers primarily to the printing and distribution of account  statements, trade confirmations  and tax reporting documents  to account holders, including electronic delivery and archival  services.
Fulfillment
Post-Sale Fulfillment – Refers primarily to the distribution of prospectuses, offering documents, and required regulatory disclosure information  to investors in connection with purchases of securities.
Pre-Sale Fulfillment – Refers to the distribution of marketing  literature, welcome  kits, enrollment kits, and investor information  to prospective investors, existing stockholders and other targeted recipients on behalf of broker-dealers, mutual fund companies and 401(k) administrators.
Other Communications
Other – Refers to the services we provide in connection  with the distribution  of communications  material  not included in the above definitions such as  non-objecting beneficial owner (NOBO) lists, and corporate actions  such as mergers, acquisitions, and tender offer transactions.